First BanCorp Investor Presentation Acquisition of Certain Assets and Assumption of Deposits of Doral Bank March 2015 Exhibit 99.1

Disclaimer

This presentation may contain “forward-looking statements” concerning the Corporation’s future economic performance. The words or phrases “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the following could cause actual results to differ materially from those expressed in, or implied by such forward-looking statements: uncertainty about whether the
Corporation and FirstBank will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York
(the “New York Fed”) and the consent order dated June 2, 2010 that FirstBank entered into with the FDIC and the Office of the Commissioner of Financial Institutions of the
Commonwealth of Puerto Rico (the “FDIC Order”) that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent, and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as brokered CDs; the
Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the FDIC Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the New York Fed or the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) to
receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, which has contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs, and provisions and may subject the Corporation to further risk from loan defaults and foreclosures; the ability of FirstBank to realize the benefit of the deferred tax asset; adverse changes in general economic conditions in Puerto Rico, the U.S., and the
U.S. Virgin Islands and British Virgin Islands, including the interest rate environment, market liquidity, housing absorption rates, real estate prices, and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources, and affect demand for all of the Corporation’s products and services and reduce the Corporation’s revenues, earnings, and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the
Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico, the current fiscal problems and budget deficit of the Puerto
Rico government and recent credit downgrades of the Puerto Rico government; a credit default by the Puerto Rico government or any of its public corporations or other instrumentalities, and recent and/or future downgrades of the long-term debt ratings of the Puerto Rico government, which could adversely affect economic conditions in Puerto
Rico; the risk that any portion of the unrealized losses in the Corporation’s investment portfolio is determined to be other-than-temporary, including unrealized losses on Puerto
Rico government obligations; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the U.S., and the U.S. Virgin Islands and British
Virgin Islands, which could affect the Corporation’s financial condition or performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal
Reserve Board, the New York Fed, the FDIC, government-sponsored housing agencies, and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expenses; the impact on the Corporation’s results of operations and financial condition of acquisitions and dispositions, including the acquisition of ten branches previously owned by Doral Bank and certain deposits and loans; a need to recognize additional impairments on financial instruments, goodwill, or other intangible assets relating to acquisitions; the risks that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the
Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices, and cost of operations; the risk of losses in the value of investments in unconsolidated entities that the Corporation does not control; and general competitive factors and industry consolidation.  The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws.

1 First BanCorp

Aguadilla 1
Isabela
Quebradillas
Camuy
Hatillo 1
Arecibo 1
Barceloneta
Manatí 1
Vega Baja 1
Vega Alta
Dorado 1
Toa Baja
Cataño
San Juan 11 2
Carolina 4 1
Loíza
Rincón
Aguada 1
Moca
San Sebastián 1
Lares
Utuado
Florida
Ciales
Morovis
Corozal
Toa Alta 1
Bayamón 5 2
Guaynabo 2
Trujillo Alto 1
Canóvanas 1
Río Grande
Luquillo
Fajardo 1
Añasco
Las Marías
Mayagüez 2 1
Jayuya
Orocovis
Barranquitas
Naranjito
Aguas Buenas
Comerío
Caguas 3 1
Gurabo
Juncos
Naguabo
Ceiba
Maricao
Adjuntas
Cidra
San Lorenzo
Las Piedras
Humacao 1 1
Hormigueros
San Germán
Sabana Grande
Yauco 1
Guayanilla
Peñuelas
Ponce 2
Villalba
Coamo
Aibonito
Cayey 1
Yabucoa
Cabo Rojo 1
Lajas
Guánica
Juana Díaz
Santa Isabel
Salinas
Guayama 1
Arroyo
Patillas
Maunabo
1 First Bank
44 Branches
1 First Bank
10 Acquired Doral Branches

Transaction Overview
On February 27, 2015, FirstBank acquired, certain assets and deposits previously owned by
Doral Bank, in a transaction managed by the FDIC, as receiver for Doral Bank.
The transaction included 10 branches, approximately $625 million in deposits and a performing residential mortgage loan portfolio of approximately $325 million.
All necessary regulatory approvals were received prior to the transaction announcement.

Solidifies FirstBank’s position in Puerto Rico as the second largest banking institution.
Provides additional cross-selling opportunities with new customers.
The transaction is accretive to earnings.
Transaction Rationale
(1)
Source: PR Market Share Report prepared with data provided by the Commissioner of Financial Institutions of Puerto Rico as of  12/31/14.
Enhances FirstBank’s branch network with 10 additional branches, expanding coverage to additional geographical areas in Puerto Rico and improving FirstBank’s December 31, 2014 deposit market share to the second largest deposit franchise on the island
(1)
.

Loans acquired & deposits assumed
(1)
Transaction Overview
Total of approximately $325 million
of performing residential mortgage
loans were purchased at a 9%
discount, or 91% of book value.
The weighted average coupon on
this portfolio is 5.84%.
No non-performing assets acquired.
No loss-sharing agreement with the
FDIC.
Approximately $625 million of Puerto
Rico branch deposits (10 branches) were
assumed for a 1.60% deposit premium.
The average cost of these deposits is
0.72%.
No brokered CDs assumed.
(1)
Figures as of 12/31/14 which are subject to customary post-closing adjustments based on closing date totals and purchase accounting adjustments.
Assumed Deposit Mix
Loans Acquired: Deposits Assumed:
NOW &
MMA
45%

The transaction is accretive to earnings.  Estimated annual pre-tax impact of $10 to 12 million.
Fee income increase of $6 to 8 million.
Noninterest expense associated with branch operations and additional employees of $10 to 12 million.
The excess cash received will either be re-invested or used to pay down higher cost borrowings.
The transaction reduces the pro forma total risk based capital ratio, tier 1 ratio and leverage ratio by approximately 30 basis points.
We will complete a fair value analysis of assets and liabilities during the first quarter to determine the final financial impact of the transaction.
Financial Impact
(1)
Excluding the impact of fair value adjustments and one time costs.
(1)